                                                                 EXHIBIT 10.7(c)

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 1
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 Supersedes 1995 Headquarters Executive Management Incentive Compensation Plan


INTRODUCTION

The following material explains the operation and administration of the 1996 Incentive Plan for selected Ryder System, Inc. (RSI or the Company) headquarters staff Officers, Directors and Managers whose positions are evaluated at Management Level 9 (MS09) or higher. This hybrid plan is a combination of the Ryder System Inc. (RSI or the Company) Headquarters Executive Management Incentive Compensation Plan and the Commercial Headquarters Executive Management Incentive Compensation Plan. The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance.

BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity for each participating management level:

            MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

         --------------------------------------------------------------------------------------------------------
                                        RSI                  COMMERCIAL *        INDIVIDUAL           TOTAL BONUS
         MANAGEMENT LEVEL               PERFORMANCE          PERFORMANCE         PERFORMANCE          OPPORTUNITY
         --------------------------------------------------------------------------------------------------------
         Management Level 14+           40%                     40%                  20%                  100%
         --------------------------------------------------------------------------------------------------------
         Management Level 13            24%                     24%                  12%                   60%
         --------------------------------------------------------------------------------------------------------
         Management Level 12            20%                     20%                  10%                   50%
         --------------------------------------------------------------------------------------------------------
         Management Level 11            16%                     16%                   8%                   40%
         --------------------------------------------------------------------------------------------------------
         Management Level 10            12%                     12%                   6%                   30%
         --------------------------------------------------------------------------------------------------------
         Management Level 9              8%                      8%                   4%                   20%
         --------------------------------------------------------------------------------------------------------

        (*) Commercial is defined as U.S. and Canada combined

BONUS PERFORMANCE MEASURES

For 1996, your bonus payout will be based on RSI performance, Commercial performance, and your performance as an individual.

RSI performance is measured based on RSI Net Earnings After Tax (NAT) Return on Equity (ROE) performance and RSI Net Earnings Before Tax (NBT) performance for 1996.

Commercial performance is measured based on Commercial Net Earnings After Tax
(NAT) Return on Assets (ROA) and Commercial NBT for 1996.

Individual performance is determined based on a year-end assessment of your performance against objectives that you agreed to with management at the start of the year. Given their importance, the objectives should be in writing and may be updated during the year to adjust for priorities that may have changed.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 2
===============================================================================


DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROE performance and RSI NBT performance.

                 RSI ROE performance for the bonus year is calculated by dividing RSI NAT by RSI average equity.

                 - RSI NAT is defined as RSI's consolidated Net Earnings After Tax from continuing operations (before accounting changes) for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 - RSI average equity is defined as the average of the four quarters' average equity. A quarter's average equity is defined as the equity, as shown on RSI's balance sheet at the beginning of each quarter plus the total equity as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - COMMERCIAL PERFORMANCE -- Commercial performance payout is based on a grid which combines Commercial ROA performance and Commercial NBT performance.

                 Commercial ROA performance for the bonus year is calculated by dividing Commercial NAT by Commercial average assets.

                 - Commercial NAT is defined as Commercial's consolidated Net Earnings After Tax for the bonus year, as verified by the Senior Vice President and Controller, RSI, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 - Commercial average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on Commercial's balance sheet at the beginning of each quarter plus the total assets as shown on Commercial's balance sheet at the end of each quarter, divided by two.

                 Commercial NBT performance is defined as Commercial consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI, net of a provision for the total of all incentive awards, for the bonus year.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 3
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         -       INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year.

                 DIVERSITY OBJECTIVES WILL ACCOUNT FOR 25% OF EACH PARTICIPANT'S 1996 INDIVIDUAL PERFORMANCE OBJECTIVES. THIS REQUIREMENT RECOGNIZES THE IMPACT THAT SPECIFIC DIVERSITY GOALS HAVE ON THE ORGANIZATION. THE CONCEPT OF DIVERSITY NEED NOT BE LIMITED TO NUMBERS; IT EMBRACES THE INCLUSION OF OTHERS AND A VALUE OF EVERY PERSON'S UNIQUENESS.

                 If applicable, goals and objectives may be revised during the bonus year to reflect changing business priorities.

                 Individual performance awards are separate from payments based upon financial measurements and may be paid, in part or in whole, based on the Company's performance and/or ability to pay.

Bonus awards are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI. (See "Bonus Payment")

NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations at the discretion of the Board of Directors of RSI.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 4
==============================================================================

BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE - ROE/NBT

         RSI performance payout is based on a grid consisting of two performance variables: 1996 RSI NAT ROE and 1996 RSI NBT. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.

             POTENTIAL RSI PERFORMANCE BONUS PAYOUT AS A PERCENTAGE
                  OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

            ---------------------------------------------------------------------------------------------------
                                                                  1996 RSI NBT ($MM)
            ---------------------------------------------------------------------------------------------------
                                THRESHOLD                                                                MAXIMUM
                                  264.4         280.0         303.0          324.6         336.0          347.0
                                -------------------------------------------------------------------------------
                ROE                                           % OF OPPORTUNITY
            ---------------------------------------------------------------------------------------------------
               <14.0%               30            40            50             55            75              80
            ---------------------------------------------------------------------------------------------------
            14.0% - 16.0%           40            50            60             65            85              90
            ---------------------------------------------------------------------------------------------------
               >16.0%               50            60            65             75            90             100
            ---------------------------------------------------------------------------------------------------


         2)      COMMERCIAL PERFORMANCE - ROA/NBT

         Commercial performance payout is based on a grid consisting of two performance variables: 1996 Commercial NAT ROA and 1996 Commercial NBT. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Commercial Performance Bonus Opportunity, as shown on page 1.

                 POTENTIAL COMMERCIAL PERFORMANCE BONUS PAYOUT
          AS A PERCENTAGE OF MAXIMUM COMMERCIAL NBT PERFORMANCE BONUS
                                 OPPORTUNITY


            -------------------------------------------------------------------------------------------------
                                                         1996 COMMERCIAL NBT ($MM)
            -------------------------------------------------------------------------------------------------
                              THRESHOLD                                                               MAXIMUM
                                188.0         205.0          219.0         230.4          237.0         248.0
                              -------------------------------------------------------------------------------
               ROA                                           % OF OPPORTUNITY
            -------------------------------------------------------------------------------------------------
               <3.2%              30            40             50            55             75             80
            -------------------------------------------------------------------------------------------------
            3.2% - 3.8%           40            50             60            65             85             90
            -------------------------------------------------------------------------------------------------
               >3.8%              50            60             65            75             90            100
            -------------------------------------------------------------------------------------------------

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 5
===============================================================================

         3)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

         POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT AS A PERCENTAGE
              OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY


         -----------------------------------------------------------------------------------------
                                         FAIR - SOME     CONSISTENT     SIGNIFICANTLY
         INDIVIDUAL          % OF         CRITICAL         WITH            ABOVE
         PERFORMANCE         TOTAL       SHORTFALLS     EXPECTATIONS    EXPECTATIONS    EXCEPTIONAL
         -----------------------------------------------------------------------------------------
         DIVERSITY
         OBJECTIVES           25%           0-50%          51-70%          71-89%          90-100%

         OTHER MBOS           75%           0-50%          51-70%          71-89%          90-100%
         -----------------------------------------------------------------------------------------



ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 6
================================================================================


BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows for a Management Level 9 participant, given the following information:

         Eligible Base Salary                                                              $  50,000
         1996 RSI NAT ROE                                                                      15.0%
         1996 RSI NBT                                                                      $   336MM
         1996 Commercial NAT ROA                                                                3.4%
         1996 Commercial NBT                                                             $   230.4MM
         Individual Performance - Diversity Objectives              Significantly Above Expectations
         Individual Performance - Other MBOs                        Significantly Above Expectations


                         1)       RSI Performance

                                  8% Maximum RSI Performance Bonus Opportunity
                                  85% Potential RSI Performance Bonus Payout (from grid)

                                  8% x 85% = 6.8% of Eligible Base Salary
                                  6.8% x $50,000 =                                                      $ 3,400

                         2)       Commercial Performance

                                  8% Maximum Commercial Performance Bonus Opportunity
                                  65% Potential Commercial Performance Bonus Payout (from grid)

                                  8% x 65% = 5.2% of Eligible Base Salary
                                  5.2% x $50,000 =                                                      $ 2,600

                         3a)      Individual Performance - Diversity Objectives

                                  4% Maximum Individual Performance Bonus Opportunity
                                  25% Maximum Diversity Objectives
                                  75% Potential Individual Performance Bonus Payout (from grid)

                                  4% x 25% x 75% = .75% of Eligible Base Salary
                                  .75% x $50,000 =                                                      $   375

                         3b)      Individual Performance - Other MBOs

                                  4% Maximum Individual Performance Bonus Opportunity
                                  75% Maximum Other MBOs
                                  75% Potential Individual Performance Bonus Payout (from grid)

                                  4% x 75% x 75% = 2.25% of Eligible Base Salary
                                  2.25% x $50,000 =                                                     $ 1,125
                                                                                                        -------

                 TOTAL BONUS                                                                            $ 7,500

===============================================================================
RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 7
===============================================================================

BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

         BASE SALARY CALCULATION EXAMPLE

         Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $48,858, then effective June 1 receives an increase to a base salary of $50,810:

         January 1 through May 31 of Bonus Year:
         --------------------------------------

         31 + 29 + 31 + 30 + 31   =        152=.415 x $48,858/yr. =     $ 20,276
         ----------------------            ---
            366 days                       366

         June 1 through December 31 of Bonus Year:
         ----------------------------------------
         366 - 152                =        214=.585 x $50,810/yr. =     $ 29,724
         ---------                         ---                          --------
         366 days                          366

         AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =                    $ 50,000

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 8
================================================================================

ADMINISTRATION

The Chairman, President, and Chief Executive Officer of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

Employees whose positions are designated on page 1 and who are employed in good standing at the time bonus payments are made are eligible to participate in this plan. Individuals who have agreements which specifically provide for incentive compensation other than that which is provided in this plan or who are participants in any other incentive compensation plan of RSI, its subsidiaries or affiliates are not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note:    The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 18, 1995), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 9
================================================================================

However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1996, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the plan, the Compensation Committee of the Board of Directors or the Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

A maximum of 2.5% of consolidated RSI NBT and 9% of Vehicle Leasing and Services Division (VLSD) NBT may be accrued by RSI and VLSD, respectively, throughout the bonus year to fund all awards under the RSI Headquarters Executive Management Incentive Compensation Plan, the VLSD field and headquarters bonus plans, the RSI SEVP & EVP - Development Incentive Compensation Plan, the Ryder International field and headquarters bonus plans, and the Ryder Services Corporation Incentive Compensation Plan, as well as any incentive or bonus payments resulting from employment commitments or agreements. Accruals for the Chairman, President and Chief Executive Officer of RSI, the President of Automotive Carrier Division, the President of Commercial Leasing & Services, the President of Consumer Truck Rental, the President of Ryder Dedicated Logistics, the President of Ryder International, and all discretionary awards are excluded from this funding limitation.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan, the amount of the accrual, or the funding limitation. Should the funding limitation or accrual not provide for bonus allotments under the plan, proration will be performed at the discretion of the Chairman, President and Chief Executive Officer of RSI. Unused monies from the fund may not be carried forward for subsequent bonus years.

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RYDER
                                                  RSI HEADQUARTERS - HYBRID
                                                  EXECUTIVE MANAGEMENT
1996 INCENTIVE COMPENSATION PLAN                  PAGE 10
================================================================================


DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Chairman, President, and Chief Executive Officer of RSI has the authority to grant discretionary bonus awards for exemplary performance to non-participants or to enhance the awards of participants. Discretionary awards are not subject to the funding limitations of this plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by the Chairman, President and Chief Executive Officer of RSI.

The total of all discretionary awards for employees under the RSI Headquarters Executive Management Incentive Compensation Plan, the VLSD field and headquarters bonus plans, the RSI SEVP & EVP - Development Incentive Compensation Plan, the Ryder International field and headquarters bonus plans, the Ryder Services Corporation Incentive Compensation Plan, the Automotive Carrier Division executive and field bonus plan, and the Division Presidents' bonus plans, including those granted off-cycle, may not exceed $530,000 per year.

AMENDMENTS

The Board of Directors of RSI, or the Compensation Committee, reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions.

THE BOARD OF DIRECTORS, OR THE COMPENSATION COMMITTEE, RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.